EXHIBIT 99.1

$687,820,000 (Approximate)*

Accredited Mortgage Loan Trust 2004-2

Asset-Backed Notes, Series 2004-2

Accredited Home Lenders, Inc.

(Sponsor and Master Servicer)

Countrywide Home Loans, Inc.

(Backup Master Servicer)

* Subject to +/- 5% variance

Accredited Mortgage Loan Trust 2004-2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Table of Contents

Disclaimer	2

Offered Notes	3

Sensitivity Analysis	4

Class A-1 Effective Available Funds Cap (20% LIBOR)	5

Class A-2 Effective Available Funds Cap (20% LIBOR)	6

Summary of Terms	7

Collateral Summary – Group II	19

Collateral Summary – Group I and Group II	29

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Accredited Mortgage Loan Trust 2004-2

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Disclaimer

By entering into a transaction with CSFB, you acknowledge that you have read and understood the following terms: CSFB is acting solely as an arm’s length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers, as you deem necessary to assist you in making these determinations. You should also understand that CSFB or its affiliates may provide banking, credit and other financial services to any company or issuer of Notes or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell Notes or financial instruments which may be identical or economically similar to any transaction entered into with you. If we make a market in any security or financial instrument, it should not be assumed that we will continue to do so. Any indicative terms provided to you are provided for your information and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. No representation or warranty is made that any indicative performance or return indicated will be achieved in the future. None of the employees or agents of CSFB or its affiliates is authorized to amend or supplement the terms of this notice, other than in the form of a written instrument, duly executed by an appropriately authorized signatory and countersigned by you.

Attached is a term sheet describing the structure, collateral pool and certain aspects of the Notes. The term sheet has been prepared by CSFB for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus and prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston LLC nor any of its respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet.

A Registration Statement (including a prospectus) relating to the Notes has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the Notes will be filed with the Securities and Exchange Commission after the Notes have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Notes in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the Notes relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

Please contact the CSFB Syndicate Desk at 212-325-8549 for additional information.

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Offered Notes

Accredited Mortgage Loan Trust 2004-2

To Maturity(5)

CLASS	APPROX. SIZE(6)	GROUP	TYPE	BMARK	EST. WAL (YRS)	EST. PRIN. WINDOW (MOS)	EXPECTED FINAL MATURITY	STATED FINAL MATURITY	EXPECTED RATINGS (MOODY’S/S&P)
A-1	$343,900,000	I	FLT – PT(1)	1-m LIBOR	3.41	1 - 202	3/25/2021	7/25/2034	Aaa/AAA
A-2	$343,920,000	II	FLT – PT(2)	1-m LIBOR	3.52	1 - 208	9/25/2021	7/25/2034	Aaa/AAA

To 10% Call(3)(5)

CLASS	APPROX. SIZE(6)	GROUP	TYPE	BMARK	EST. WAL (YRS)	EST. PRIN. WINDOW (MOS)	EXPECTED FINAL MATURITY	STATED FINAL MATURITY	EXPECTED RATINGS (MOODY’S/S&P)
A-1	$343,900,000	I	FLT – PT(1)	1-m LIBOR	3.16	1 – 92	1/25/2012	7/25/2034	Aaa/AAA
A-2	$343,920,000	II	FLT – PT(2)	1-m LIBOR	3.23	1 – 92	1/25/2012	7/25/2034	Aaa/AAA

Pricing Speed

Fixed Rate	110% PPC(4)
Adjustable Rate	140% PPC(4)

(1)	Subject to the Class A-1 Available Funds Cap.
(2)	Subject to the Class A-2 Available Funds Cap.
(3)	The weighted average lives, durations and principal re-payment windows to call are calculated assuming the clean up call is exercised. The REIT may terminate the trust and cause the trust to redeem the Notes on any Payment Date when the combined aggregate outstanding principal balance of both Classes of Notes is equal to or less than 10% of the original aggregate principal balance of both Classes of Notes. If the Sponsor does not elect to exercise the Clean-up Call, the margins with respect to the Notes will increase to twice the initial margin on the next Payment Date.
(4)	100% PPC assumes that prepayments start at 4% CPR in the first month of the life of the loan, increasing by approximately 1.45% each month to 20% CPR in month twelve, and remain at 20% CPR thereafter.
(5)	For modeling purposes, payments on the Notes are received in cash on the 25th day of each month, regardless of the day on which the Payment Date actually occurs, commencing in June 2004.
(6)	Subject to +/- 5% variance.

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Sensitivity Analysis

To Maturity

Fixed PPC	0.00%	55.00%	82.50%	110.00%	165.00%	220.00%	275.00%
ARM PPC	0.00%	70.00%	105.00%	140.00%	210.00%	280.00%	350.00%

Class A-1

Average Life (yrs.)	19.42	6.39	4.49	3.41	2.26	1.65	1.26
Expected Final Mat.	4/25/2034	12/25/2030	11/25/2025	3/25/2021	5/25/2015	1/25/2012	1/25/2010
Window	1 – 359	1 – 319	1 – 258	1 – 202	1 – 132	1 – 92	1 – 68

Class A-2

Average Life (yrs.)	19.22	6.53	4.61	3.52	2.34	1.71	1.32
Expected Final Mat.	3/25/2034	1/25/2031	5/25/2026	9/25/2021	10/25/2015	6/25/2012	5/25/2010
Window	1 – 358	1 – 320	1 – 264	1 – 208	1 – 137	1 – 97	1 – 72

To 10% Call(1)

Fixed PPC	0.00%	55.00%	82.50%	110.00%	165.00%	220.00%	275.00%
ARM PPC	0.00%	70.00%	105.00%	140.00%	210.00%	280.00%	350.00%

Class A-1

Average Life (yrs.)	19.32	5.98	4.16	3.16	2.09	1.53	1.19
Expected Final Mat.	6/25/2032	12/25/2018	7/25/2014	1/25/2012	4/25/2009	11/25/2007	10/25/2006
Window	1 – 337	1 – 175	1 – 122	1 – 92	1 – 59	1 – 42	1 – 29

Class A-2

Average Life (yrs.)	19.14	6.09	4.24	3.23	2.14	1.58	1.22
Expected Final Mat.	6/25/2032	12/25/2018	7/25/2014	1/25/2012	4/25/2009	11/25/2007	10/25/2006
Window	1 – 337	1 – 175	1 – 122	1 – 92	1 – 59	1 – 42	1 – 29

(1)	The weighted average lives and principal re-payment windows to call are calculated assuming the clean up call is exercised.

The REIT may terminate the trust and cause the trust to redeem the Notes on any Payment Date when the combined aggregate outstanding principal balance of both Classes of Notes is equal to or less than 10% of the original aggregate principal balance of both Classes of Notes.

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Accredited Mortgage Loan Trust 2004-2

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Class A-1 Effective Available Funds Cap(1) (20% LIBOR)

The following table lists the monthly Effective Available Funds Cap for the Class A-1 Notes assuming both 1 month and 6 month LIBOR equal 20% starting in month 2.

MONTH	CLASS A-1 AVAILABLE FUNDS CAP (%)	MONTH	CLASS A-1 AVAILABLE FUNDS CAP (%)
0	—	47	10.25
1	5.50	48	10.27
2	5.69	49	10.25
3	5.51	50	10.25
4	5.51	51	9.91
5	5.69	52	9.91
6	5.51	53	10.23
7	5.70	54	10.38
8	5.52	55	10.72
9	5.53	56	10.36
10	6.12	57	10.35
11	5.54	58	11.46
12	5.73	59	10.34
13	5.55	60	11.01
14	5.74	61	10.64
15	5.56	62	10.99
16	5.57	63	10.63
17	5.76	64	10.62
18	5.58	65	10.96
19	5.78	66	10.60
20	5.60	67	10.94
21	5.60	68	10.58
22	6.21	69	10.57
23	5.62	70	11.70
24	6.44	71	10.56
25	7.24	72	10.90
26	7.46	73	10.54
27	7.26	74	10.88
28	7.27	75	10.52
29	7.49	76	10.51
30	7.90	77	10.86
31	8.14	78	10.50
32	7.92	79	10.84
33	7.93	80	10.48
34	8.69	81	10.47
35	7.96	82	11.58
36	9.35	83	10.45
37	9.09	84	10.79
38	9.27	85	10.44
39	9.00	86	10.77
40	8.99	87	10.42
41	9.26	88	10.41
42	10.08	89	10.75
43	10.38	90	10.39
44	10.07	91	10.73
45	10.06	92	10.37
46	10.25	93	10.37

(1)	The Class A-1 Effective Available Funds Cap is equal to the sum of the Class A-1 Available Funds Cap plus 12 times the Group I Interest Rate Cap Payment divided by the principal balance of the Class A-1 Notes and adjusted for the actual number of days in the related accrual period. Assumes that payments on the Notes will be received on the 25th day of each month (regardless of Business Days), commencing in June 2004.

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Accredited Mortgage Loan Trust 2004-2

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Class A-2 Effective Available Funds Cap(1) (20% LIBOR)

The following table lists the monthly Effective Available Funds Cap for the Class A-2 Notes assuming both 1 month and 6 month LIBOR equal 20% starting in month 2.

MONTH	CLASS A-2 EFFECTIVE AVAILABLE FUNDS CAP (%)	MONTH	CLASS A-2 EFFECTIVE AVAILABLE FUNDS CAP (%)
0	—	47	10.00
1	N/A	48	10.00
2	10.00	49	10.00
3	10.00	50	10.00
4	10.00	51	10.00
5	10.00	52	10.00
6	10.00	53	10.00
7	10.00	54	10.00
8	10.00	55	10.00
9	10.00	56	10.00
10	10.00	57	10.00
11	10.00	58	10.29
12	10.00	59	10.00
13	10.00	60	10.00
14	10.00	61	10.00
15	10.00	62	10.00
16	10.00	63	10.00
17	10.00	64	10.00
18	10.00	65	10.00
19	10.00	66	10.00
20	10.00	67	10.00
21	10.00	68	10.00
22	10.00	69	10.00
23	10.00	70	10.39
24	10.00	71	10.00
25	10.00	72	10.00
26	10.00	73	10.00
27	10.00	74	10.00
28	10.00	75	10.00
29	10.00	76	10.00
30	10.00	77	10.00
31	10.00	78	10.00
32	10.00	79	10.00
33	10.00	80	10.00
34	10.00	81	10.00
35	10.00	82	10.26
36	10.00	83	10.00
37	10.00	84	10.00
38	10.00	85	10.00
39	10.00	86	10.00
40	10.00	87	10.00
41	10.00	88	10.00
42	10.00	89	10.00
43	10.00	90	10.00
44	10.00	91	10.00
45	10.00	92	10.00
46	10.00

(1)	The Class A-2 Effective Available Funds Cap is equal to the sum of the Class A-2 Available Funds Cap plus 12 times the Group II Interest Rate Cap Payment divided by the principal balance of the Class A-2 Notes and adjusted for the actual number of days in the related accrual period. Assumes that payments on the Notes will be received on the 25th day of each month (regardless of Business Days), commencing in June 2004.

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Summary of Terms

Issuer:	Accredited Mortgage Loan Trust 2004-2. The issuer is expected to be a Delaware statutory trust which is expected to be a “qualified REIT subsidiary” of Accredited Mortgage Loan REIT Trust (“REIT”).

Sponsor and Master Servicer:	Accredited Home Lenders, Inc.

Indenture Trustee:	LaSalle Bank N.A.

Owner Trustee:	Wilmington Trust Company

Notes:

$343,900,000 Class A-1 Notes

$343,920,000 Class A-2 Notes

The initial balance of each Class of Notes is subject to a variance of +/-5%.

The Class A-1 Notes will receive payments of principal and interest primarily from mortgage loans in loan Group I. The Class A-2 Notes will receive payments of principal and interest primarily from mortgage loans in loan Group II.

Note Ratings:	The Notes are expected to receive the following ratings from Moody’s Investors Service, Inc. and Standard & Poor’s:

Class Moody’s S&P

A-1 Aaa AAA

A-2 Aaa AAA

Note Insurer:	Financial Guaranty Insurance Company (“FGIC”)

Backup Master Servicer:	Countrywide Home Loans, Inc.

Lead Manager:	Credit Suisse First Boston LLC

Co-Manager:	Banc of America Securities LLC, Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated,

Expected Pricing Date:	On or about May [ ], 2004.

Closing Date:	On or about May [26], 2004.

Cut-off Date:	The cut-off date for the Mortgage Loans will be May 1, 2004.

Payment Dates:	25th day of each month, or if such day is not a Business Day the next succeeding Business Day (first Payment Date: June 25, 2004).

Final Scheduled Payment Date:	Class A-1: The Payment Date in July 2034 Class A-2: The Payment Date in July 2034

Accrual Period:	The accrual period is from and including the prior Payment Date (or in the case of the first Payment Date, from and including the Closing Date) to but excluding the current Payment Date.

Day Count:	Actual/360

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Servicing Fee:	With respect to each Mortgage Loan, one-twelfth of the product of [0.485]% and the scheduled principal balance of the Mortgage Loan at the beginning of the related Due Period (under certain circumstances relating to the delinquency performance of the Mortgage Loans and to the extent that servicing has been transferred, such fee may be as much as one-twelfth of [0.700]% for the related Due Period).

Backup Master Servicing Fee:	To the extent that servicing has not been transferred, one-twelfth of the product of [0.015]% and the scheduled principal balance of the Mortgage Loans at the beginning of the related Due Period.

Clearing:	DTC, Clearstream and Euroclear.

Denomination:	Minimum $25,000; increments of $1,000.

SMMEA Eligibility:	The Notes are expected to be SMMEA eligible.

ERISA Eligibility:	The Notes are expected to be ERISA eligible.

Tax Status:	Debt for Federal income tax purposes.

Mortgage Loans:

The Mortgage Loans consist of two groups:

Group I consists of fixed and adjustable rate mortgage loans secured by first lien, level pay, interest-only and balloon mortgages that conform to FHLMC investment requirements (the “Group I Mortgage Loans”).

Group II consists of fixed and adjustable rate mortgage loans secured by first lien, level pay, interest-only and balloon mortgages (the “Group II Mortgage Loans”).

The Mortgage Loans consist of approximately $355,099,851.99 in Group I Mortgage Loans and approximately $355,106,536.36 in Group II Mortgage Loans, each as of the Cut-off Date.

On the closing date the Mortgage Loans will be conveyed to the Trust.

Credit Enhancement:

FGIC note insurance policy.

Excess Interest: excess interest will be used to maintain a required level of overcollateralization for each Class of Notes.

Overcollateralization: the required amount of overcollateralization for Group I and Group II Mortgage Loans is based on certain minimum and maximum levels of overcollateralization and on the performance of the Mortgage Loans.

Group I		Group II
Initial:	[3.15]%	Initial:	[3.15]%
Target:	[3.15]%	Target:	[3.15]%
Stepdown:	[6.30]%	Stepdown:	[6.30]%
Floor:	[0.50]%	Floor:	[0.50]%

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Cross-collateralization: On each Payment Date, excess interest from one loan group will be available to fund payment priorities (ii), (iii), (iv) and (vii) under “Payment Priority” below with respect to the other loan group.

Reserve Account: On each Payment Date, excess interest from a loan group remaining after payments of (i) certain administrative fees, (ii) principal and interest due the noteholders, (iii) reimbursement amounts due the note insurer, (iv) the overcollateralization increase amount for each group, and (v) any cross-collateralization amounts, is paid into the reserve account until the funds on deposit in the reserve account equal the Specified Reserve Amount.

Clean-up Call Date:	The REIT has the option to terminate the trust on any Payment Date when the aggregate outstanding principal balance of the Notes is equal to or less than 10% of the original aggregate principal balance of the Notes.

Step-Up Margin:	If the REIT does not elect to exercise the Clean-up Call, the margins with respect to the Notes will increase to twice the initial margin on the next Payment Date.

Advancing:	The Master Servicer will be required to advance amounts representing delinquent payments of scheduled principal and interest, as well as expenses to preserve and to protect the value of collateral, in each case to the extent considered recoverable. The Backup Master Servicer will be obligated to make these advances in the event that the Master Servicer does not do so. Reimbursement of these advances is senior to payments to noteholders.

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Principal Payments:	The amount of principal payable with respect to each Class of Notes on each Payment Date will consist of the following amounts received in connection with the related group of Mortgage Loans:

	•	scheduled principal payments due from the second day of the prior month to and including the first day of the current month (the “Due Period”);

	•	prepayments in full received from the sixteenth day of the prior month (or, in case of the first Payment Date, the Cut-off Date) to and including the fifteenth day of the current month (the “Prepayment Period”);

	•	partial prepayments and other unscheduled payments of principal received during the prior calendar month;

plus any accelerated principal payments, funded from available excess interest, which will be paid to the extent needed to reach and maintain the required level of overcollateralization with respect to the related
Class of Notes.

As of the Closing Date, in respect of principal payments, the trust estate for each respective group will consist of all scheduled collections due after May 1, 2004 and all unscheduled collections received on or after May
1, 2004 with respect to the Mortgage Loans in such group.

Payment Priority:	On each Payment Date, the Indenture Trustee will make payments from amounts received in respect of each group of Mortgage Loans, net of Servicing Fees and advances reimbursable to the Master Servicer or Backup
Master Servicer, and net of certain amounts reimbursable to the Indenture Trustee and Owner Trustee, to the
holders of the related Class of Notes and reimbursement to the Note Insurer under the insurance agreement, to the extent of funds, including any Insured Payments, on deposit in the related payment account or the Reserve
Account, if applicable, as follows:

	(i)	Certain expenses and reimbursement of the Indenture Trustee; the Note Insurer premium; the Backup Master Servicer fee, in each case, with respect to the related Class of Notes;

	(ii)	the Interest Payment Amount for the related Class of Notes;

	(iii)	the Base Principal Payment Amount for the related Class of Notes;

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	(iv)	the Overcollateralization Deficit, if any, for the related Class of Notes;

	(v)	to the holders of the other Class of Notes, any shortfall in the amounts specified in (ii), (iii) and (iv) above after application of amounts received in respect of the group of Mortgage Loans related to such other Class of Notes;

	(vi)	to the Note Insurer, the reimbursement amount for the related Class of Notes as of such Payment Date;

	(vii)	to the Note Insurer, the reimbursement amount for the other Class of Notes as of such Payment Date, to the extent not already reimbursed;

	(viii)	the overcollateralization increase amount for the related Class of Notes;

	(ix)	to the Reserve Account, the amount necessary for the balance of such account to equal the applicable Specified Reserve Amount;

	(x)	the related Available Funds Cap Carry-Forward Amount;

	(xi)	to the Master Servicer, any amount due to it;

	(xii)	to the Indenture Trustee, any amounts of expenses or reimbursement, to the extent not previously paid;

	(xiii)	to the Owner Trustee, any amounts of expenses or reimbursement, to the extent not previously paid; and

	(xiv)	to the holders of the trust certificates, any remaining available funds.

Class A-1 Note Interest:	The Class A-1 Note Rate will be equal to the lesser of (a) the Class A-1 Formula Rate and (b) the Class A- 1 Available Funds Cap Rate.

The Class A-1 Formula Rate is a per annum rate equal to the lesser of (i) LIBOR plus a margin determined at pricing; provided, that, on any Payment Date after the related Clean-up Call Date, such rate will equal LIBOR plus two times such margin and (ii) [13]%.

The Class A-1 Interest Payment Amount for any Payment Date will be an amount equal to the current interest for the Class A-1 Notes plus the Class A-1 Carry-Forward Amount as of such Payment Date.

The Class A-1 Carry-Forward Amount for any Payment Date will be the sum of (a) the amount, if any, by which (x) the Class A-1 Interest Payment Amount as of the immediately preceding Payment Date exceeded (y) the amount of interest actually paid to the holders of the Class A-1 Notes on such immediately preceding Payment Date (including from amounts paid by the insurer) and (b) interest for the actual number of days in the related accrual period on the amount described in clause (a), calculated at an interest rate equal to the Class A-1 Formula Rate applicable to the related accrual period.

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Class A-2 Note Interest:	The Class A-2 Note Rate will be equal to the lesser of (a) the Class A-2 Formula Rate and (b) the Class A-2 Available Funds Cap Rate.

The Class A-2 Formula Rate is a per annum rate equal to the lesser of (i) LIBOR plus a margin determined at pricing; provided, that, on any Payment Date after the related Clean-up Call Date, such rate will equal LIBOR plus two times such margin and (ii) [13]%.

The Class A-2 Interest Payment Amount for any Payment Date will be an amount equal to the current interest for the Class A-2 Notes plus the Class A-2 Carry-Forward Amount as of such Payment Date.

The Class A-2 Carry-Forward Amount for any Payment Date will be the sum of (a) the amount, if any, by which (x) the Class A-2 Interest Payment Amount as of the immediately preceding
Payment Date exceeded (y) the amount of interest actually paid to the holders of the Class A-2
Notes on such immediately preceding Payment Date (including from amounts paid by the insurer)
and (b) interest for the actual number of days in the related accrual period on the amount described in clause (a), calculated at an interest rate equal to the Class A-2 Formula Rate applicable to the related accrual period.

Class A-1 Available Funds Cap:	Class A-1 Available Funds Cap Rate for any Payment Date is a per annum rate equal to the product of (1) the excess of (A) the fraction, expressed as a percentage, equal to (i) the product of
(a) the mortgage interest collected or advanced with respect to the mortgage loans in Group I for that Payment Date, less the note insurer premium and servicing fees and (b) 12, divided by (ii) the principal balance of the Class A-1 Notes as of the beginning of the related accrual period over (B)
0.25%, and (2) a fraction, the numerator of which is 30 and the denominator of which is the number of days in the related accrual period.

Class A-1 Available Funds Cap Carry-Forward Amount: With respect to the Class A-1 Notes and any Payment Date, the sum of

(i) the excess, if any, of (x) the Class A-1 current interest calculated at the Class A-1 Formula Rate for the related Accrual Period over (y) the Class A-1 current interest calculated at the Class A-1 Available Funds Cap Rate for the related Accrual Period, and

(ii) the Class A-1 Available Funds Cap Carry-Forward Amount for the previous Payment Date not previously paid, together with interest thereon at the Class A-1 Formula Rate for the most recently-ended Accrual Period.

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Class A-2 Available Funds Cap:	Class A-2 Available Funds Cap Rate for any Payment Date is a per annum rate equal to the product of (1) the excess of (A) the fraction, expressed as a percentage, equal to (i) the product of
(a) the mortgage interest collected or advanced with respect to the mortgage loans in Group II for that Payment Date, less the note insurer premium and servicing fees and (b) 12, divided by (ii) the principal balance of the Class A-2 Notes as of the beginning of the related accrual period over (B)
0.25%, and (2) a fraction, the numerator of which is 30 and the denominator of which is the number of days in the related accrual period.

Class A-2 Available Funds Cap Carry-Forward Amount: With respect to the Class A-2 Notes and any Payment Date, the sum of

(i) the excess, if any, of (x) the Class A-2 current interest calculated at the Class A-2 Formula Rate for the related Accrual Period over (y) the Class A-2 current interest calculated at the Class A-2 Available Funds Cap Rate for the related Accrual Period, and

(ii) the Class A-2 Available Funds Cap Carry-Forward Amount for the previous Payment Date not previously paid, together with interest thereon at the Class A-2 Formula Rate for the most recently-ended Accrual Period.

Group I Interest Rate Cap:	An Interest Rate Cap Agreement will be purchased by the Trust to reduce basis risk associated with the hybrid adjustable-rate mortgage loans and fixed-rate mortgage loans in Group I. On each
Payment Date, the group I cap provider will make payments, if any are required, to a yield maintenance account established by the Indenture Trustee for the benefit of the Class A-1
Noteholders. The yield maintenance account will receive a payment of interest equal to the product of (x) the excess, if any, of (i) one month LIBOR, up to a maximum for that month over
(ii) the strike rate for that month and (y) the lesser of the cap notional amount for that month and the Class A-1 Note balance immediately prior to such Payment Date. Amounts on deposit in the yield maintenance account will be available solely to pay the Class A-1 Available Funds Cap
Carry-Forward Amount. Payments on the cap agreement in excess of the amount allocable to the yield maintenance account will be released from the Trust and will not be available for any payments on the Notes.

The notional balance of the Interest Rate Cap Agreement will amortize according to its schedule, which will be cast based on the balance of the Class A-1 Notes outstanding at a prepayment assumption. The table on the following page is an approximation of the notional balance schedule and expected strike rates for the cap the Trust intends to purchase.

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Accredited Mortgage Loan Trust 2004-2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

The following table is an approximation of the notional balance schedule, strike rate, and maximum rate schedule for the Group I Interest Rate Cap.

MONTH	APPROXIMATE NOTIONAL BALANCE($)	APPROXIMATE STRIKE RATE (%)	APPROXIMATE MAXIMUM (%)	MONTH	APPROXIMATE NOTIONAL BALANCE($)	APPROXIMATE STRIKE RATE (%)	APPROXIMATE MAXIMUM (%)
1	0.00	N/A	N/A	26	194,002,216.85	6.46	7.46
2	0.00	N/A	N/A	27	188,670,149.34	6.26	7.26
3	0.00	N/A	N/A	28	183,477,175.65	6.27	7.27
4	0.00	N/A	N/A	29	178,419,648.60	6.49	7.49
5	0.00	N/A	N/A	30	173,494,017.13	6.90	7.90
6	0.00	N/A	N/A	31	168,696,823.80	7.14	8.14
7	0.00	N/A	N/A	32	164,024,702.25	6.92	7.92
8	0.00	N/A	N/A	33	159,474,374.86	6.93	7.93
9	0.00	N/A	N/A	34	155,042,650.34	7.69	8.69
10	0.00	N/A	N/A	35	150,726,421.48	6.95	7.96
11	0.00	N/A	N/A	36	146,522,662.90	8.35	9.35
12	0.00	N/A	N/A	37	142,430,037.85	8.09	9.09
13	0.00	N/A	N/A	38	140,202,962.44	8.27	9.27
14	0.00	N/A	N/A	39	136,565,273.17	8.00	9.00
15	0.00	N/A	N/A	40	133,022,282.59	7.99	8.99
16	0.00	N/A	N/A	41	129,571,512.91	8.26	9.26
17	0.00	N/A	N/A	42	126,210,551.53	9.08	10.08
18	0.00	N/A	N/A	43	122,937,049.29	9.37	10.38
19	0.00	N/A	N/A	44	119,748,718.83	9.07	10.07
20	0.00	N/A	N/A	45	116,643,332.94	9.06	10.06
21	0.00	N/A	N/A	46	113,618,722.97	9.68	10.25
22	0.00	N/A	N/A	47	110,672,777.27	9.05	10.25
23	0.00	N/A	N/A	48	0.00	N/A	N/A
24	0.00	N/A	N/A	49	105,008,708.20	9.95	10.27
25	199,477,124.14	6.24	7.24	50	0.00	N/A	N/A

14

Accredited Mortgage Loan Trust 2004-2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Group II Interest Rate Cap:	Another Interest Rate Cap Agreement will be purchased by the Trust to reduce basis risk associated with the hybrid adjustable-rate mortgage loans and fixed-rate mortgage loans in Group II. On each Payment Date, the group II cap provider will make payments, if any are required, to a yield maintenance account established by the Indenture Trustee for the benefit of the Class A-2 Noteholders. The yield maintenance account will receive a payment of interest equal to the product of (x) the excess, if any, of (i) one month LIBOR, up to a maximum for that month over (ii) the strike rate for that month and (y) the lesser of the cap notional amount for that month and the Class A-2 Note balance immediately prior to such Payment Date. Amounts on deposit in the yield maintenance account will be available solely to pay the Class A-2 Available Funds Cap Carry-Forward Amount. Payments on the cap agreement in excess of the amount allocable to the yield maintenance account will be released from the Trust and will not be available for any payments on the Notes.

The notional balance of the Interest Rate Cap Agreement will amortize according to its schedule, which will be cast based on the balance of the Class A-2 Notes outstanding at a prepayment assumption. The table on the following page is an approximation of the notional balance schedule and expected strike rates for the cap the Trust intends to purchase.

15

Accredited Mortgage Loan Trust 2004-2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

The following table is an approximation of the notional balance schedule, strike rate, and maximum rate schedule for the Group II Interest Rate Cap.

MONTH	APPROXIMATE NOTIONAL BALANCE($)	APPROXIMATE STRIKE RATE (%)	APPROXIMATE MAXIMUM (%)	MONTH	APPROXIMATE NOTIONAL BALANCE($)	APPROXIMATE STRIKE RATE (%)	APPROXIMATE MAXIMUM (%)
1	343,920,000.00	5.37	10.00	48	112,272,374.63	9.38	10.00
2	341,539,771.84	5.55	10.00	49	109,485,402.78	9.07	10.00
3	338,580,265.08	5.38	10.00	50	106,767,874.30	9.36	10.00
4	335,044,793.81	5.38	10.00	51	104,118,045.39	9.05	10.00
5	330,938,811.25	5.56	10.00	52	101,534,216.49	9.04	10.00
6	326,270,640.48	5.38	10.00	53	99,014,731.06	9.33	10.00
7	321,051,503.90	5.57	10.00	54	96,557,974.58	9.33	10.00
8	315,295,530.98	5.39	10.00	55	94,164,021.49	9.64	10.00
9	309,019,742.82	5.39	10.00	56	91,829,609.46	9.32	10.00
10	302,244,012.94	5.98	10.00	57	89,553,246.46	9.31	10.00
11	294,991,003.35	5.40	10.00	58	0.00	N/A	N/A
12	287,286,075.63	5.59	10.00	59	85,168,887.24	9.29	10.00
13	279,770,688.46	5.42	10.00	60	83,058,091.84	9.80	10.00
14	272,445,811.45	5.60	10.00	61	80,989,114.15	9.48	10.00
15	265,306,573.66	5.43	10.00	62	78,970,085.24	9.78	10.00
16	258,348,229.76	5.43	10.00	63	77,001,398.44	9.46	10.00
17	251,566,156.87	5.62	10.00	64	75,081,791.31	9.45	10.00
18	244,955,851.27	5.45	10.00	65	73,210,033.33	9.75	10.00
19	238,512,925.36	5.64	10.00	66	71,384,925.12	9.43	10.00
20	232,233,104.64	5.46	10.00	67	69,605,297.58	9.73	10.00
21	226,112,224.75	5.47	10.00	68	67,870,011.18	9.41	10.00
22	220,146,228.61	6.06	10.00	69	66,177,955.18	9.40	10.00
23	214,331,163.63	5.48	10.00	70	0.00	N/A	N/A
24	208,663,179.03	6.27	10.00	71	62,919,230.98	9.38	10.00
25	203,148,737.46	6.07	10.00	72	61,350,478.74	9.68	10.00
26	197,773,431.71	6.28	10.00	73	59,820,787.43	9.36	10.00
27	192,533,721.79	6.09	10.00	74	58,329,179.62	9.66	10.00
28	187,426,158.58	6.10	10.00	75	56,874,702.55	9.34	10.00
29	182,447,381.53	6.31	10.00	76	55,456,427.48	9.33	10.00
30	177,594,116.30	6.68	10.00	77	54,073,449.09	9.63	10.00
31	172,870,144.47	6.91	10.00	78	52,724,884.88	9.31	10.00
32	168,265,027.57	6.70	10.00	79	51,409,874.59	9.61	10.00
33	163,775,750.52	6.71	10.00	80	50,127,579.66	9.29	10.00
34	159,399,375.41	7.44	10.00	81	48,877,182.63	9.28	10.00
35	155,133,039.55	6.73	10.00	82	0.00	N/A	N/A
36	150,973,953.50	7.89	10.00	83	46,468,914.87	9.26	10.00
37	146,929,543.53	7.64	10.00	84	45,309,510.10	9.56	10.00
38	144,459,492.78	7.83	10.00	85	44,178,934.13	9.24	10.00
39	140,857,432.43	7.57	10.00	86	43,076,467.36	9.54	10.00
40	137,345,609.85	7.56	10.00	87	42,001,408.26	9.22	10.00
41	133,921,746.32	7.81	10.00	88	40,953,072.97	9.21	10.00
42	130,583,621.18	8.43	10.00	89	39,930,794.82	9.51	10.00
43	127,335,581.52	8.70	10.00	90	38,933,923.88	9.19	10.00
44	124,168,680.57	8.42	10.00	91	37,961,826.57	9.49	10.00
45	121,080,875.33	8.41	10.00	92	37,013,885.22	9.17	10.00
46	118,070,174.71	8.98	10.00	93	0.00	N/A	N/A
47	115,134,638.21	8.40	10.00

16

Accredited Mortgage Loan Trust 2004-2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Base Principal Payment Amount:	Base Principal Payment Amount for any group of Mortgage Loans and any Payment Date will be the lesser of:

(a)	the excess of (x) the sum, as of such Payment Date, of (A) the available funds for that group and (B) any Insured Payment with respect to the related Class of Notes over (y) the interest payment amount for such group; and

	(b)	the sum, without duplication, of:

		(i)	all scheduled principal payments due and collected (or advanced) for the prior due period, plus the principal portion of all prepayments in full received during the prior prepayment period, plus all partial prepayments and other unscheduled recoveries of principal received during the prior calendar month, less any related reimbursements of delinquency advances or of servicing advances to the Master Servicer, in each case, for the related group of Mortgage Loans;

		(ii)	the principal balance of each Mortgage Loan in such group that was repurchased by the Sponsor on the related servicer payment date from such group to the extent such principal balance is actually received by the Indenture Trustee and less any related reimbursements of delinquency advances or of servicing advances to the Master Servicer;

		(iii)	any substitution adjustments delivered by the Sponsor on the related servicer payment date in connection with a substitution of a Mortgage Loan in that group, to the extent such substitution adjustments are actually received by the Indenture Trustee;

		(iv)	the net liquidation proceeds actually collected by the Master Servicer on all Mortgage Loans in such group during the preceding calendar month — to the extent such net liquidation proceeds relate to principal;

		(v)	the proceeds received by the Indenture Trustee upon the exercise by the REIT of its option to call the related Class of Notes — to the extent such proceeds relate to principal;

		(vi)	the proceeds received by the Indenture Trustee on any termination of the Trust — to the extent such proceeds relate to principal — allocable to such group;

		(vii)	any amount that the Note Insurer has elected to pay as principal — including liquidated loan losses; minus

		(viii)	the amount of any overcollateralization reduction amount for such group for such Payment Date.

In no event will the Base Principal Payment Amount for a group with respect to any Payment Date be (x) less than zero or (y) greater than the then outstanding principal balance for the related Class of Notes.

17

Accredited Mortgage Loan Trust 2004-2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Specified Reserve Amount:	With respect to any Payment Date, the excess of (x) the sum of the specified overcollateralization amount for both mortgage loan groups on such Payment Date over (y) the sum of the overcollateralization amount for both mortgage loan groups on such Payment Date.

Overcollateralization Deficit:	For any Payment Date, the amount, if any, by which the aggregate note principal balance of a Class of Notes, after payment of the Base Principal Payment Amount for such group, but before taking into account any principal payment funded from Excess Interest, the Reserve Account or any Insured Payment, exceeds the aggregate scheduled principal balances of the Mortgage Loans in the related group as of the close of business on the last day of the prior calendar month, after adjustment to reflect scheduled principal payments collected or advanced during the related Due Period, prepayments in full received during the related prepayment period and partial principal prepayments received during the prior calendar month.

Insured Amount:	For any Class of Notes and any Payment Date, the sum of,

(i) the related unpaid Interest Payment Amount;

(ii) the Overcollateralization Deficit remaining after application of excess spread and funds in the Reserve Account and allocable to the related group for that Payment Date; and

(iii) without duplication of the amount specified in (i) and (ii), on the Payment Date which is the Final Scheduled Payment Date, the aggregate outstanding principal balance for the related Class of Notes.

Insured Payment:	For any Class of Notes and any Payment Date will equal the amount by which the Insured Amount for the related group and the Payment Date exceeds the sum of (i) the related available amount for that Payment Date plus (ii) any amount transferred on the Payment Date to that payment account from the other group’s payment account, or from the Reserve Account.

18

Accredited Mortgage Loan Trust 2004-2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Collateral Summary – Group II

Collateral statistics for the initial Group II Mortgage Loans are listed below as of [    ], 2004. The sum of the percentages in the summary may not add to 100% due to rounding

Total Number of Loans	1,925
Total Outstanding Loan Balance	$355,106,536
Average Loan Principal Balance	$184,470	$49,788 – $500,000
Loans with 5 year IO period (% of Total Balance)	30.07%
Balloon Loans	0.07%
Weighted Average Coupon	6.31%	3.99% – 12.50%
Weighted Average Margin	4.93%	3.00% – 11.50%
Weighted Average Original Term (months)	353	60 – 360
Weighted Average Remaining Term (months)	352	59 – 360
Weighted Average Maximum Rate	13.28%	11.50% – 19.50%
Weighted Average Periodic Cap	1.50%
Weighted Average Initial Periodic Cap	1.50%
Weighted Average Minimum Rate	6.28%	4.50% – 12.50%
Weighted Average Original LTV	77.34%	16.09% – 90.00%
Lien Position (first/second)	100.00% / 0.00%
Loans Subject to Prepayment Penalties	95.46%
Property Type
Single Family Residence	76.90%
Planned Unit Development	13.78%
Condominium	7.14%
2-4 Family	1.67%
Townhouse	0.39%
Manufactured Housing	0.13%
Loan Purpose
Refinance - Cashout	56.99%
Purchase	37.40%
Refinance - Rate/Term	5.61%
Occupancy Status
Primary	97.31%
Second Home	0.47%
Investment	2.22%
Loan Documentation
Full Documentation	79.45%
Stated Documentation	20.55%
Geographic Distribution
	CA 48.74%
	FL 7.57%
Weighted Average FICO	649
Loans Current	100.00%

19

Accredited Mortgage Loan Trust 2004-2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Geographical Distribution – Group II

STATE	NUMBER OF MORTGAGE LOANS	AGGREGATE CUT-OFF DATE PRINCIPAL BALANCE ($)	% OF MORTGAGE POOL BY AGGREGATE CUT- OFF DATE PRINCIPAL BALANCE
California	676	$173,062,443.93	48.74%
Florida	220	26,897,928.97	7.57
Maryland	48	11,020,999.88	3.10
Ohio	83	10,518,344.49	2.96
Texas	81	10,271,560.22	2.89
Washington	65	9,961,507.16	2.81
Virginia	59	9,229,701.53	2.60
Nevada	54	9,064,622.68	2.55
Pennsylvania	68	8,612,116.80	2.43
Arizona	51	7,479,249.94	2.11
Illinois	35	7,109,669.68	2.00
Connecticut	34	6,682,540.98	1.88
Colorado	32	5,711,339.29	1.61
Indiana	41	5,267,204.62	1.48
New Jersey	19	4,878,019.44	1.37
Other States	359	49,339,286.77	13.89

Total:	1,925	$355,106,536.36	100.00%

Range of Cut-Off Date Principal Balances ($) - Group II

RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)	NUMBER OF MORTGAGE LOANS	AGGREGATE CUT-OFF DATE PRINCIPAL BALANCE ($)	% OF MORTGAGE POOL BY AGGREGATE CUT- OFF DATE PRINCIPAL BALANCE
25,001 - 50,000	8	$399,439.43	0.11%
50,001 - 75,000	224	14,611,041.86	4.11
75,001 - 100,000	290	25,158,666.17	7.08
100,001 - 125,000	301	33,999,456.78	9.57
125,001 - 150,000	217	29,688,688.36	8.36
150,001 - 175,000	143	23,176,154.76	6.53
175,001 - 200,000	121	22,726,269.02	6.40
200,001 - 225,000	86	18,281,391.22	5.15
225,001 - 250,000	74	17,701,630.07	4.98
250,001 - 275,000	56	14,709,236.09	4.14
275,001 - 300,000	49	14,038,616.16	3.95
300,001 - 325,000	35	10,954,126.87	3.08
325,001 - 350,000	60	20,358,098.01	5.73
350,001 - 375,000	62	22,483,094.36	6.33
375,001 - 400,000	64	25,100,322.99	7.07
400,001 - 425,000	35	14,526,488.47	4.09
425,001 - 450,000	26	11,393,396.37	3.21
450,001 - 475,000	21	9,687,654.93	2.73
475,001 - 500,000	53	26,112,764.44	7.35

Total:	1,925	$355,106,536.36	100.00%

20

Accredited Mortgage Loan Trust 2004-2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Range of Original Loan-To-Value Ratios (%) - Group II

RANGE OF ORIGINAL LOAN-TO-VALUE RATIOS (%)	NUMBER OF MORTGAGE LOANS	AGGREGATE CUT-OFF DATE PRINCIPAL BALANCE ($)	% OF MORTGAGE POOL BY AGGREGATE CUT- OFF DATE PRINCIPAL BALANCE
15.001 - 20.000	2	$174,831.82	0.05%
20.001 - 25.000	3	181,951.70	0.05
25.001 - 30.000	5	416,546.24	0.12
30.001 - 35.000	13	1,125,652.14	0.32
35.001 - 40.000	16	2,353,454.60	0.66
40.001 - 45.000	14	1,687,632.60	0.48
45.001 - 50.000	30	3,275,201.76	0.92
50.001 - 55.000	31	5,558,042.06	1.57
55.001 - 60.000	49	7,060,273.66	1.99
60.001 - 65.000	62	10,006,563.88	2.82
65.001 - 70.000	104	20,358,001.99	5.73
70.001 - 75.000	176	31,067,386.69	8.75
75.001 - 80.000	1,006	205,378,055.68	57.84
80.001 - 85.000	210	32,938,969.87	9.28
85.001 - 90.000	204	33,523,971.67	9.44

Total:	1,925	$355,106,536.36	100.00%

Range of Gross Interest Rates (%) - Group II

RANGE OF GROSS INTEREST RATES (%)	NUMBER OF MORTGAGE LOANS	AGGREGATE CUT-OFF DATE PRINCIPAL BALANCE ($)	% OF MORTGAGE POOL BY AGGREGATE CUT- OFF DATE PRINCIPAL BALANCE
<= 4.000	1	$124,999.62	0.04%
4.001 - 5.000	41	11,666,431.20	3.29
5.001 - 6.000	620	141,173,443.60	39.76
6.001 - 7.000	936	162,002,747.49	45.62
7.001 - 8.000	281	33,935,824.76	9.56
8.001 - 9.000	38	5,155,548.82	1.45
9.001 - 10.000	4	724,422.58	0.20
10.001 - 11.000	2	176,138.86	0.05
11.001 - 12.000	1	62,979.45	0.02
12.001 - 13.000	1	84,000.00	0.02

Total:	1,925	$355,106,536.36	100.00%

21

Accredited Mortgage Loan Trust 2004-2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Range of Gross Margins - Group II

RANGE OF GROSS MARGINS (%)	NUMBER OF MORTGAGE LOANS	AGGREGATE CUT-OFF DATE PRINCIPAL BALANCE ($)	% OF MORTGAGE POOL BY AGGREGATE CUT- OFF DATE PRINCIPAL BALANCE
Fixed Rate Loans	941	$135,313,914.63	38.11%
2.501 - 3.000	1	188,000.00	0.05
3.001 - 3.500	18	6,012,298.85	1.69
3.501 - 4.000	78	22,216,548.13	6.26
4.001 - 4.500	195	52,084,142.02	14.67
4.501 - 5.000	255	59,995,951.83	16.90
5.001 - 5.500	221	43,710,557.25	12.31
5.501 - 6.000	121	22,132,619.52	6.23
6.001 - 6.500	46	6,348,142.94	1.79
6.501 - 7.000	28	4,027,861.64	1.13
7.001 - 7.500	6	877,664.52	0.25
7.501 - 8.000	9	1,562,298.12	0.44
8.001 - 8.500	1	120,000.00	0.03
8.501 - 9.000	2	309,622.40	0.09
9.001 - 9.500	1	59,935.06	0.02
9.501 - 10.000	1	62,979.45	0.02
11.001 - 11.500	1	84,000.00	0.02

Total:	1,925	$355,106,536.36	100.00%

22

Accredited Mortgage Loan Trust 2004-2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Range of Maximum Loan Rates (%) - Group II

RANGE OF MAXIMUM LOAN RATES (%)	NUMBER OF MORTGAGE LOANS	AGGREGATE CUT-OFF DATE PRINCIPAL BALANCE ($)	% OF MORTGAGE POOL BY AGGREGATE CUT- OFF DATE PRINCIPAL BALANCE
Fixed Rate Loans	941	$135,313,914.63	38.11%
0.001 - 12.500	119	34,652,032.81	9.76
12.501 - 13.000	251	65,053,556.16	18.32
13.001 - 13.500	247	54,545,517.40	15.36
13.501 - 14.000	229	45,886,284.97	12.92
14.001 - 14.500	73	10,619,366.47	2.99
14.501 - 15.000	35	4,287,454.64	1.21
15.001 - 15.500	13	2,264,544.29	0.64
15.501 - 16.000	9	1,436,324.10	0.40
16.001 - 16.500	2	411,003.97	0.12
16.501 - 17.000	2	313,418.61	0.09
17.001 - 17.500	1	116,203.80	0.03
17.501 - 18.000	1	59,935.06	0.02
18.001 - 19.000	1	62,979.45	0.02
19.001 - 19.500	1	84,000.00	0.02

Total:	1,925	$355,106,536.36	100.00%

23

Accredited Mortgage Loan Trust 2004-2

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Range of Minimum Mortgage Rates (%) - Group II

RANGE OF MINIMUM MORTGAGE RATES (%)	NUMBER OF MORTGAGE LOANS	AGGREGATE CUT-OFF DATE PRINCIPAL BALANCE ($)	% OF MORTGAGE POOL BY AGGREGATE CUT- OFF DATE PRINCIPAL BALANCE
Fixed Rate Loans	941	$135,313,914.63	38.11%
0.001 - 5.000	20	6,700,298.85	1.89
5.001 - 5.500	99	27,951,733.96	7.87
5.501 - 6.000	251	65,053,556.16	18.32
6.001 - 6.500	247	54,545,517.40	15.36
6.501 - 7.000	229	45,886,284.97	12.92
7.001 - 7.500	73	10,619,366.47	2.99
7.501 - 8.000	35	4,287,454.64	1.21
8.001 - 8.500	13	2,264,544.29	0.64
8.501 - 9.000	9	1,436,324.10	0.40
9.001 - 9.500	2	411,003.97	0.12
9.501 - 10.000	2	313,418.61	0.09
10.001 - 10.500	1	116,203.80	0.03
10.501 - 11.000	1	59,935.06	0.02
11.001 - 12.000	1	62,979.45	0.02
>= 12.001	1	84,000.00	0.02

Total:	1,925	$355,106,536.36	100.00%

24

Accredited Mortgage Loan Trust 2004-2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Next Rate Adjustment Dates - Group II

NEXT RATE ADJUSTMENT DATES	NUMBER OF MORTGAGE LOANS	AGGREGATE CUT-OFF DATE PRINCIPAL BALANCE ($)	% OF MORTGAGE POOL BY AGGREGATE CUT- OFF DATE PRINCIPAL BALANCE
Fixed Rate Loans	941	$135,313,914.63	38.11%
Feb-06	5	719,781.25	0.20
Mar-06	118	27,215,695.06	7.66
Apr-06	230	57,407,981.13	16.17
May-06	210	53,008,772.00	14.93
June-06	1	238,400.00	0.07
Dec-06	2	221,084.60	0.06
Jan-07	1	457,624.57	0.13
Feb-07	7	700,683.39	0.20
Mar-07	116	21,740,798.58	6.12
Apr-07	154	29,851,260.50	8.41
May-07	140	28,230,540.65	7.95

Total:	1,925	$355,106,536.36	100.00%

Stated Original Terms (Months) - Group II

STATED ORIGINAL TERMS (MONTHS)	NUMBER OF MORTGAGE LOANS	AGGREGATE CUT-OFF DATE PRINCIPAL BALANCE ($)	% OF MORTGAGE POOL BY AGGREGATE CUT- OFF DATE PRINCIPAL BALANCE
60	1	$52,198.67	0.01%
120	6	687,478.04	0.19
180	81	8,511,934.29	2.40
240	48	5,406,749.15	1.52
300	5	440,305.52	0.12
360	1,784	340,007,870.70	95.75

Total:	1,925	$355,106,536.36	100.00%

25

Accredited Mortgage Loan Trust 2004-2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Range of Stated Remaining Terms (Months) - Group II

RANGE OF STATED REMAINING TERMS (MONTHS)	NUMBER OF MORTGAGE LOANS	AGGREGATE CUT-OFF DATE PRINCIPAL BALANCE ($)	% OF MORTGAGE POOL BY AGGREGATE CUT- OFF DATE PRINCIPAL BALANCE
<= 108	1	$52,198.67	0.01%
109 - 120	6	687,478.04	0.19
169 - 180	81	8,511,934.29	2.40
229 - 240	48	5,406,749.15	1.52
289 - 300	5	440,305.52	0.12
349 - 360	1,784	340,007,870.70	95.75

Total:	1,925	$355,106,536.36	100.00%

Product Types - Group II

PRODUCT TYPES	NUMBER OF MORTGAGE LOANS	AGGREGATE CUT-OFF DATE PRINCIPAL BALANCE ($)	% OF MORTGAGE POOL BY AGGREGATE CUT- OFF DATE PRINCIPAL BALANCE
ARM - 2 Year/6 Month	343	$70,456,649.35	19.84%
ARM - 3 Year/6 Month	312	52,191,758.34	14.70
Balloon - 15/30	2	254,918.23	0.07
Fixed - 5 Year	1	52,198.67	0.01
Fixed - 10 Year	6	687,478.04	0.19
Fixed - 15 Year	79	8,257,016.06	2.33
Fixed - 20 Year	48	5,406,749.15	1.52
Fixed - 25 Year	5	440,305.52	0.12
Fixed - 30 Year	761	110,567,926.21	31.14
Interest Only - ARM 2 Year/6 Month	221	68,133,980.10	19.19
Interest Only - ARM 3 Year/6 Month	108	29,010,233.95	8.17
Interest Only - Fixed - 30 Year	39	9,647,322.75	2.72

Total:	1,925	$355,106,536.36	100.00%

26

Accredited Mortgage Loan Trust 2004-2

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Occupancy Status - Group II

OCCUPANCY STATUS	NUMBER OF MORTGAGE LOANS	AGGREGATE CUT-OFF DATE PRINCIPAL BALANCE ($)	% OF MORTGAGE POOL BY AGGREGATE CUT- OFF DATE PRINCIPAL BALANCE
Primary	1,851	345,539,882.47	97.31%
Second Home	8	$1,683,702.65	0.47
Investment	66	7,882,951.24	2.22

Total:	1,925	$355,106,536.36	100.00%

Property Type - Group II

PROPERTY TYPE	NUMBER OF MORTGAGE LOANS	AGGREGATE CUT-OFF DATE PRINCIPAL BALANCE ($)	% OF MORTGAGE POOL BY AGGREGATE CUT- OFF DATE PRINCIPAL BALANCE
Single Family Residence	1,536	$273,077,499.80	76.90%
Planned Unit Development	218	48,917,769.94	13.78
Condominium	130	25,355,704.32	7.14
2-4 Family	28	5,923,330.99	1.67
Townhouse	9	1,373,159.01	0.39
Manufactured Housing	4	459,072.30	0.13

Total:	1,925	$355,106,536.36	100.00%

Prepayment Penalty Term - Group II

PREPAYMENT PENALTY TERM (MONTHS)	NUMBER OF MORTGAGE LOANS	AGGREGATE CUT-OFF DATE PRINCIPAL BALANCE ($)	% OF MORTGAGE POOL BY AGGREGATE CUT- OFF DATE PRINCIPAL BALANCE
None	91	$16,113,086.83	4.54%
6	7	1,969,708.61	0.55
12	41	12,845,448.50	3.62
18	6	1,369,483.52	0.39
24	387	103,534,401.49	29.16
30	9	1,778,993.33	0.50
36	501	101,618,972.99	28.62
42	13	2,528,842.55	0.71
48	13	1,530,797.29	0.43
60	857	111,816,801.25	31.49

Total:	1,925	$355,106,536.36	100.00%

27

Accredited Mortgage Loan Trust 2004-2

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Loan Purpose - Group II

LOAN PURPOSE	NUMBER OF MORTGAGE LOANS	AGGREGATE CUT-OFF DATE PRINCIPAL BALANCE ($)	% OF MORTGAGE POOL BY AGGREGATE CUT- OFF DATE PRINCIPAL BALANCE
Refinance - Cashout	1,183	$202,378,786.77	56.99%
Purchase	600	132,807,836.71	37.40
Refinance - Rate/Term	142	19,919,912.88	5.61

Total:	1,925	$355,106,536.36	100.00%

Documentation Level - Group II

DOCUMENTATION LEVEL	NUMBER OF MORTGAGE LOANS	AGGREGATE CUT-OFF DATE PRINCIPAL BALANCE ($)	% OF MORTGAGE POOL BY AGGREGATE CUT- OFF DATE PRINCIPAL BALANCE
Full Documentation	1,624	$282,140,716.07	79.45%
Stated Documentation	301	72,965,820.29	20.55

Total:	1,925	$355,106,536.36	100.00%

Credit Score - Group II

CREDIT SCORE	NUMBER OF MORTGAGE LOANS	AGGREGATE CUT-OFF DATE PRINCIPAL BALANCE ($)	% OF MORTGAGE POOL BY AGGREGATE CUT- OFF DATE PRINCIPAL BALANCE
520 - 539	35	$4,540,303.11	1.28%
540 - 559	63	9,737,798.03	2.74
560 - 579	104	15,656,075.87	4.41
580 - 599	153	24,869,158.41	7.00
600 - 619	213	39,226,884.91	11.05
620 - 639	398	67,964,516.88	19.14
640 - 659	336	60,489,662.20	17.03
660 - 679	244	48,740,249.44	13.73
680 - 699	125	28,376,410.92	7.99
700 - 719	91	20,296,124.67	5.72
720 - 739	64	13,390,952.75	3.77
740 - 759	48	11,358,693.09	3.20
760 - 779	34	7,029,242.46	1.98
780 - 799	12	2,670,584.21	0.75
800 +	5	759,879.42	0.21

Total:	1,925	$355,106,536.36	100.00%

28

Accredited Mortgage Loan Trust 2004-2

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Collateral Summary – Group I and Group II

Collateral statistics for the initial Group II Mortgage Loans are listed below as of [    ], 2004. The sum of the percentages in the summary may not add to 100% due to rounding

Total Number of Loans		4,202
Total Outstanding Loan Balance		$710,206,388
Average Loan Principal Balance		$169,016	$49,696–$500,000
Loans with 5 year IO period (% of Total Balance)		28.81%
Balloon Loans		0.08%
Weighted Average Coupon		6.38%	3.99% – 12.50%
Weighted Average Margin		5.01%	3.00% – 11.50%
Weighted Average Original Term (months)		354	60 – 360
Weighted Average Remaining Term (months)		353	59 – 360
Weighted Average Maximum Rate		13.35%	11.50% – 19.50%
Weighted Average Periodic Cap		1.50%
Weighted Average Initial Periodic Cap		1.50%
Weighted Average Minimum Rate		6.35%	4.50% – 12.50%
Weighted Average Original LTV		77.64%	13.83% – 90.00%
Lien Position (first/second)		100.00% / 0.00%
Loans Subject to Prepayment Penalties		92.23%
Property Type
Single Family Residence		75.75%
Planned Unit Development		14.02%
Condominium		7.75%
2-4 Family		1.82%
Townhouse		0.59%
Manufactured Housing		0.06%
Loan Purpose
Refinance - Cashout		54.21%
Purchase		40.73%
Refinance - Rate/Term		5.07%
Occupancy Status
Primary		97.15%
Second Home		0.38%
Investment		2.47%
Loan Documentation
Full Documentation		80.62%
Stated Documentation		19.38%
Geographic Distribution
	CA	42.16%
	FL	7.36%
Weighted Average FICO		646

Loans Current		100.00%

29

Accredited Mortgage Loan Trust 2004-2

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Geographical Distribution - Group I and Group II

STATE	NUMBER OF MORTGAGE LOANS	AGGREGATE CUT-OFF DATE PRINCIPAL BALANCE ($)	% OF MORTGAGE POOL BY AGGREGATE CUT- OFF DATE PRINCIPAL BALANCE
California	1,287	$299,434,467.11	42.16%
Florida	419	52,287,924.82	7.36
Texas	274	29,329,277.54	4.13
Washington	183	27,539,414.22	3.88
Maryland	135	26,875,827.54	3.78
Nevada	147	25,180,539.40	3.55
Arizona	141	18,893,361.28	2.66
Illinois	106	18,415,643.17	2.59
Virginia	109	17,084,114.35	2.41
Pennsylvania	129	17,068,691.62	2.40
New Jersey	78	16,139,698.02	2.27
Colorado	85	14,610,111.22	2.06
Ohio	100	12,639,353.18	1.78
Massachusetts	62	11,028,193.71	1.55
Oregon	77	10,960,839.38	1.54
Other States	870	112,718,931.80	15.87

Total:	4,202	$710,206,388.35	100.00%

Range of Cut-Off Date Principal Balances ($) - Group I and Group II

RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)	NUMBER OF MORTGAGE LOANS	AGGREGATE CUT-OFF DATE PRINCIPAL BALANCE ($)	% OF MORTGAGE POOL BY AGGREGATE CUT- OFF DATE PRINCIPAL BALANCE
25,001 - 50,000	23	$1,148,399.99	0.16%
50,001 - 75,000	454	29,601,891.51	4.17
75,001 - 100,000	613	53,659,569.13	7.56
100,001 - 125,000	654	73,872,227.40	10.40
125,001 - 150,000	536	73,510,484.39	10.35
150,001 - 175,000	396	64,026,404.53	9.02
175,001 - 200,000	338	63,556,609.18	8.95
200,001 - 225,000	250	53,022,426.64	7.47
225,001 - 250,000	210	50,133,304.76	7.06
250,001 - 275,000	134	35,207,572.91	4.96
275,001 - 300,000	127	36,600,273.31	5.15
300,001 - 325,000	114	35,643,153.83	5.02
325,001 - 350,000	92	30,920,349.22	4.35
350,001 - 375,000	62	22,483,094.36	3.17
375,001 - 400,000	64	25,100,322.99	3.53
400,001 - 425,000	35	14,526,488.47	2.05
425,001 - 450,000	26	11,393,396.37	1.60
450,001 - 475,000	21	9,687,654.93	1.36
475,001 - 500,000	53	26,112,764.44	3.68

Total:	4,202	$710,206,388.35	100.00%

30

Accredited Mortgage Loan Trust 2004-2

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Range of Original Loan-To-Value Ratios (%) - Group I and Group II

RANGE OF ORIGINAL LOAN-TO-VALUE RATIOS (%)	NUMBER OF MORTGAGE LOANS	AGGREGATE CUT-OFF DATE PRINCIPAL BALANCE ($)	% OF MORTGAGE POOL BY AGGREGATE CUT- OFF DATE PRINCIPAL BALANCE
10.001 - 15.000	1	$64,956.29	0.01%
15.001 - 20.000	2	174,831.82	0.02
20.001 - 25.000	6	422,762.03	0.06
25.001 - 30.000	7	687,446.86	0.10
30.001 - 35.000	21	2,010,944.70	0.28
35.001 - 40.000	34	3,865,608.35	0.54
40.001 - 45.000	27	3,524,862.72	0.50
45.001 - 50.000	59	6,814,483.82	0.96
50.001 - 55.000	84	11,733,912.42	1.65
55.001 - 60.000	77	10,968,286.23	1.54
60.001 - 65.000	135	20,331,333.81	2.86
65.001 - 70.000	206	33,650,849.07	4.74
70.001 - 75.000	357	58,762,537.86	8.27
75.001 - 80.000	2,394	430,759,010.65	60.65
80.001 - 85.000	400	62,152,276.53	8.75
85.001 - 90.000	392	64,282,285.20	9.05

Total:	4,202	$710,206,388.35	100.00%

Range of Gross Interest Rates (%) - Group I and Group II

RANGE OF GROSS INTEREST RATES (%)	NUMBER OF MORTGAGE LOANS	AGGREGATE CUT-OFF DATE PRINCIPAL BALANCE ($)	% OF MORTGAGE POOL BY AGGREGATE CUT- OFF DATE PRINCIPAL BALANCE
<= 4.000	1	$124,999.62	0.02%
4.001 - 5.000	79	19,856,432.13	2.80
5.001 - 6.000	1,281	261,016,462.85	36.75
6.001 - 7.000	2,054	329,679,307.39	46.42
7.001 - 8.000	681	86,751,005.47	12.21
8.001 - 9.000	96	11,446,156.66	1.61
9.001 - 10.000	6	1,008,905.92	0.14
10.001 - 11.000	2	176,138.86	0.02
11.001 - 12.000	1	62,979.45	0.01
12.001 - 13.000	1	84,000.00	0.01

Total:	4,202	$710,206,388.35	100.00%

31

Accredited Mortgage Loan Trust 2004-2

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Range of Gross Margins - Group I and Group II

RANGE OF GROSS MARGINS (%)	NUMBER OF MORTGAGE LOANS	AGGREGATE CUT-OFF DATE PRINCIPAL BALANCE ($)	% OF MORTGAGE POOL BY AGGREGATE CUT- OFF DATE PRINCIPAL BALANCE
Fixed Rate Loans	1,604	$224,030,515.09	31.54%
2.501 - 3.000	2	491,920.00	0.07
3.001 - 3.500	45	11,876,846.06	1.67
3.501 - 4.000	180	42,754,370.03	6.02
4.001 - 4.500	487	105,787,208.96	14.90
4.501 - 5.000	627	124,879,031.25	17.58
5.001 - 5.500	563	99,090,447.26	13.95
5.501 - 6.000	394	61,830,415.47	8.71
6.001 - 6.500	175	23,228,043.01	3.27
6.501 - 7.000	84	11,112,050.22	1.56
7.001 - 7.500	22	2,429,722.63	0.34
7.501 - 8.000	13	2,059,281.46	0.29
8.001 - 8.500	1	120,000.00	0.02
8.501 - 9.000	2	309,622.40	0.04
9.001 - 9.500	1	59,935.06	0.01
9.501 - 10.000	1	62,979.45	0.01
11.001 - 11.500	1	84,000.00	0.01

Total:	4,202	$710,206,388.35	100.00%

32

Accredited Mortgage Loan Trust 2004-2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Range of Maximum Loan Rates (%) - Group I and Group II

RANGE OF MAXIMUM LOAN RATES (%)	NUMBER OF MORTGAGE LOANS	AGGREGATE CUT-OFF DATE PRINCIPAL BALANCE ($)	% OF MORTGAGE POOL BY AGGREGATE CUT- OFF DATE PRINCIPAL BALANCE
Fixed Rate Loans	1,604	$224,030,515.09	31.54%
0.001 - 12.500	280	67,504,276.34	9.50
12.501 - 13.000	618	132,443,134.88	18.65
13.001 - 13.500	629	118,352,845.08	16.66
13.501 - 14.000	623	106,516,058.53	15.00
14.001 - 14.500	231	33,210,173.05	4.68
14.501 - 15.000	152	19,324,964.08	2.72
15.001 - 15.500	37	5,245,612.47	0.74
15.501 - 16.000	18	2,246,784.59	0.32
16.001 - 16.500	4	695,487.32	0.10
16.501 - 17.000	2	313,418.61	0.04
17.001 - 17.500	1	116,203.80	0.02
17.501 - 18.000	1	59,935.06	0.01
18.001 - 19.000	1	62,979.45	0.01
19.001 - 19.500	1	84,000.00	0.01

Total:	4,202	$710,206,388.35	100.00%

33

Accredited Mortgage Loan Trust 2004-2

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Range of Minimum Mortgage Rates (%) – Group I and Group II

RANGE OF MINIMUM MORTGAGE RATES (%)	NUMBER OF MORTGAGE LOANS	AGGREGATE CUT-OFF DATE PRINCIPAL BALANCE ($)	% OF MORTGAGE POOL BY AGGREGATE CUT- OFF DATE PRINCIPAL BALANCE
Fixed Rate Loans	1,604	$224,030,515.09	31.54%
0.001 - 5.000	52	13,798,928.72	1.94
5.001 - 5.500	228	53,705,347.62	7.56
5.501 - 6.000	618	132,443,134.88	18.65
6.001 - 6.500	629	118,352,845.08	16.66
6.501 - 7.000	623	106,516,058.53	15.00
7.001 - 7.500	231	33,210,173.05	4.68
7.501 - 8.000	152	19,324,964.08	2.72
8.001 - 8.500	37	5,245,612.47	0.74
8.501 - 9.000	18	2,246,784.59	0.32
9.001 - 9.500	4	695,487.32	0.10
9.501 - 10.000	2	313,418.61	0.04
10.001 - 10.500	1	116,203.80	0.02
10.501 - 11.000	1	59,935.06	0.01
11.001 - 12.000	1	62,979.45	0.01
>= 12.001	1	84,000.00	0.01

Total:	4,202	$710,206,388.35	100.00%

34

Accredited Mortgage Loan Trust 2004-2

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Next Rate Adjustment Dates – Group I and Group II

NEXT RATE ADJUSTMENT DATES	NUMBER OF MORTGAGE LOANS	AGGREGATE CUT-OFF DATE PRINCIPAL BALANCE ($)	% OF MORTGAGE POOL BY AGGREGATE CUT- OFF DATE PRINCIPAL BALANCE
Fixed Rate Loans	1,604	$224,030,515.09	31.54%
Dec-05	1	67,969.01	0.01
Jan-06	1	75,817.08	0.01
Feb-06	14	2,323,091.78	0.33
Mar-06	324	63,489,879.68	8.94
Apr-06	528	112,006,422.85	15.77
May-06	494	105,039,106.00	14.79
June-06	1	238,400.00	0.03
Dec-06	5	576,409.58	0.08
Jan-07	2	560,781.54	0.08
Feb-07	14	1,838,970.87	0.26
Mar-07	356	57,149,438.31	8.05
Apr-07	463	75,599,751.16	10.64
May-07	395	67,209,835.40	9.46

Total:	4,202	$710,206,388.35	100.00%

Stated Original Terms (Months) – Group I and Group II

STATED ORIGINAL TERMS (MONTHS)	NUMBER OF MORTGAGE LOANS	AGGREGATE CUT-OFF DATE PRINCIPAL BALANCE ($)	% OF MORTGAGE POOL BY AGGREGATE CUT- OFF DATE PRINCIPAL BALANCE
60	3	$250,450.16	0.04%
120	15	1,252,921.83	0.18
180	131	13,814,564.40	1.95
240	91	9,850,745.42	1.39
300	7	566,142.69	0.08
360	3,955	684,471,563.85	96.38

Total:	4,202	$710,206,388.35	100.00%

35

Accredited Mortgage Loan Trust 2004-2

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Range of Stated Remaining Terms (Months) – Group I and Group II

RANGE OF STATED REMAINING TERMS (MONTHS)	NUMBER OF MORTGAGE LOANS	AGGREGATE CUT-OFF DATE PRINCIPAL BALANCE ($)	% OF MORTGAGE POOL BY AGGREGATE CUT- OFF DATE PRINCIPAL BALANCE
<= 108	3	$250,450.16	0.04%
109 - 120	15	1,252,921.83	0.18
169 - 180	131	13,814,564.40	1.95
229 - 240	91	9,850,745.42	1.39
289 - 300	7	566,142.69	0.08
349 - 360	3,955	684,471,563.85	96.38

Total:	4,202	$710,206,388.35	100.00%

Product Types – Group I and Group II

PRODUCT TYPES	NUMBER OF MORTGAGE LOANS	AGGREGATE CUT-OFF DATE PRINCIPAL BALANCE ($)	% OF MORTGAGE POOL BY AGGREGATE CUT- OFF DATE PRINCIPAL BALANCE
ARM - 2 Year/6 Month	876	$154,773,792.43	21.79%
ARM - 3 Year/6 Month	980	144,072,213.09	20.29
Balloon - 15/30	3	535,493.67	0.08
Fixed - 5 Year	3	250,450.16	0.04
Fixed - 10 Year	15	1,252,921.83	0.18
Fixed - 15 Year	128	13,279,070.73	1.87
Fixed - 20 Year	91	9,850,745.42	1.39
Fixed - 25 Year	7	566,142.69	0.08
Fixed - 30 Year	1,282	181,022,358.08	25.49
Interest Only - ARM 2 Year/6 Month	487	128,466,893.98	18.09
Interest Only - ARM 3 Year/6 Month	255	58,862,973.76	8.29
Interest Only - Fixed - 30 Year	75	17,273,332.51	2.43

Total:	4,202	$710,206,388.35	100.00%

36

Accredited Mortgage Loan Trust 2004-2

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Occupancy Status - Group I and Group II

OCCUPANCY STATUS	NUMBER OF MORTGAGE LOANS	AGGREGATE CUT-OFF DATE PRINCIPAL BALANCE ($)	% OF MORTGAGE POOL BY AGGREGATE CUT- OFF DATE PRINCIPAL BALANCE
Primary Home	4,039	$689,934,126.18	97.15%
Second Home	16	2,721,887.46	0.38
Investment Property	147	17,550,374.72	2.47

Total:	4,202	$710,206,388.35	100.00%

Property Type - Group I and Group II

PROPERTY TYPE	NUMBER OF MORTGAGE LOANS	AGGREGATE CUT-OFF DATE PRINCIPAL BALANCE ($)	% OF MORTGAGE POOL BY AGGREGATE CUT- OFF DATE PRINCIPAL BALANCE
Single Family Residence	3,277	$537,978,236.81	75.75%
Planned Unit Development	511	99,599,616.57	14.02
Condominium	318	55,052,828.85	7.75
2-4 Family	63	12,904,030.84	1.82
Townhouse	29	4,212,602.99	0.59
Manufactured Housing	4	459,072.30	0.06

Total:	4,202	$710,206,388.35	100.00%

Prepayment Penalty Term - Group I and Group II

PREPAYMENT PENALTY TERM (MONTHS)	NUMBER OF MORTGAGE LOANS	AGGREGATE CUT-OFF DATE PRINCIPAL BALANCE ($)	% OF MORTGAGE POOL BY AGGREGATE CUT- OFF DATE PRINCIPAL BALANCE
None	412	$55,169,990.17	7.77%
6	21	3,745,899.65	0.53
12	144	31,261,973.17	4.40
18	17	3,116,900.57	0.44
24	953	211,324,556.64	29.76
30	26	4,561,277.51	0.64
36	1,746	285,149,349.55	40.15
42	13	2,528,842.55	0.36
48	13	1,530,797.29	0.22
60	857	111,816,801.25	15.74

Total:	4,202	$710,206,388.35	100.00%

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Accredited Mortgage Loan Trust 2004-2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Loan Purpose - Group I and Group II

LOAN PURPOSE	NUMBER OF MORTGAGE LOANS	AGGREGATE CUT-OFF DATE PRINCIPAL BALANCE ($)	% OF MORTGAGE POOL BY AGGREGATE CUT- OFF DATE PRINCIPAL BALANCE
Refinance - Cashout	2,392	$384,974,986.26	54.21%
Purchase	1,546	289,236,762.24	40.73
Refinance - Rate/Term	264	35,994,639.85	5.07

Total:	4,202	$710,206,388.35	100.00%

Documentation Level - Group I and Group II

DOCUMENTATION LEVEL	NUMBER OF MORTGAGE LOANS	AGGREGATE CUT-OFF DATE PRINCIPAL BALANCE ($)	% OF MORTGAGE POOL BY AGGREGATE CUT- OFF DATE PRINCIPAL BALANCE
Full Documentation	3,528	$572,566,553.48	80.62%
Stated Documentation	674	137,639,834.87	19.38

Total:	4,202	$710,206,388.35	100.00%

Credit Score - Group I and Group II

CREDIT SCORE	NUMBER OF MORTGAGE LOANS	AGGREGATE CUT-OFF DATE PRINCIPAL BALANCE ($)	% OF MORTGAGE POOL BY AGGREGATE CUT- OFF DATE PRINCIPAL BALANCE
520 - 539	77	$10,465,820.68	1.47%
540 - 559	152	21,769,672.02	3.07
560 - 579	247	35,925,644.74	5.06
580 - 599	329	51,750,949.48	7.29
600 - 619	436	74,462,780.03	10.48
620 - 639	881	140,552,637.35	19.79
640 - 659	760	124,583,747.51	17.54
660 - 679	518	94,363,971.67	13.29
680 - 699	266	52,456,767.67	7.39
700 - 719	198	38,458,769.42	5.42
720 - 739	146	27,083,597.97	3.81
740 - 759	95	19,819,769.84	2.79
760 - 779	63	12,074,127.93	1.70
780 - 799	27	5,335,999.19	0.75
800 +	7	1,102,132.85	0.16

Total:	4,202	$710,206,388.35	100.00%

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